                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                            FINANCIAL STATEMENTS
                FOR THE PERIODS FROM JUNE 2, 2005 (INCEPTION) TO APRIL 13, 2006,
                                      JUNE 2, 2005 (INCEPTION) TO MARCH 31, 2006
                                AND JUNE 2, 2005 (INCEPTION) TO DECEMBER 9, 2005

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 3

      FINANCIAL STATEMENTS

          Balance Sheets                                                      4
          Statements of Operations                                            5
          Statements of Stockholders' Equity                                  6
          Statements of Cash Flows                                            7

      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES                              8

      NOTES TO FINANCIAL STATEMENTS                                        9-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Jaguar Acquisition Corporation

We have audited the accompanying balance sheets of Jaguar Acquisition
Corporation (a corporation in the development stage) as of April 13, 2006, March
31, 2006 and December 9, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from June 2, 2005
(inception) to April 13, 2006, June 2, 2005 (inception) to March 31, 2006 and
June 2, 2005 (inception) to December 9, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jaguar Acquisition Corporation as of as of April 13, 2006, March 31, 2006 and December 9, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from June 2, 2005 (inception) to April 13, 2006, June 2, 2005 (inception) to
March 31, 2006 and June 2, 2005 (inception) to December 9, 2005 in conformity with accounting principles generally accepted in the United States.

/s/ BDO Seidman, LLP

BDO Seidman, LLP
New York, New York
April 13, 2006

                                        3

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS

-------------------------------------------------------------------------------------------------------------

                                                                  April 13,       March 31,       December 9,
                                                                    2006            2006             2005
-------------------------------------------------------------------------------------------------------------

ASSETS
Current assets:
     Cash                                                       $   712,763      $      470      $     10,952
     Cash held in Trust Account                                  21,815,002              --                --
                                                                -----------      ----------      ------------
Total current assets                                             22,527,765             470            10,952
     Deferred offering costs                                             --         110,330           105,848
                                                                -----------      ----------      ------------
Total assets                                                    $22,527,765      $  110,800      $    116,800
                                                                ===========      ==========      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accrued offering costs                                         102,000          12,000            18,000
     Note payable, stockholders                                      75,000          75,000            75,000
                                                                -----------      ----------      ------------
          Total current liabilities                                 177,000          87,000            93,000
                                                                -----------      ----------      ------------

Common stock, subject to possible conversion,
    799,600 shares at conversion value                            4,357,820              --                --
                                                                -----------      ----------      ------------

Commitments

Stockholders' equity
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 20,000,000 shares
          Issued and outstanding 5,116,667 shares
               (which includes 799,600 subject to
               possible conversion), 1,000,000 and
               1,000,000, respectively                                  512             100              100
     Additional paid-in capital                                  17,993,633          24,900           24,900
     Deficit accumulated during development stage                    (1,200)         (1,200)          (1,200)
                                                                -----------      ----------      -----------

          Total stockholders' equity                             17,992,945          23,800           23,800
                                                                -----------      ----------      -----------
Total liabilities and stockholders' equity                      $22,527,765      $  110,800      $   116,800
                                                                ===========      ==========      ===========

        See summary of significant accounting policies and accompanying notes to financial statements.

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS

====================================================================================================================

                                                             Period from         Period from          Period from
                                                             June 2, 2005        June 2, 2005         June 2, 2005
                                                            (inception) to      (inception) to       (inception) to
                                                            April 13, 2006      March 31, 2006      December 9, 2005
--------------------------------------------------------------------------------------------------------------------

General, administrative
and formation expenses                                      $      (1,200)      $       (1,200)      $       (1,200)
                                                            -------------       --------------       --------------

Net loss for the period                                     $      (1,200)      $       (1,200)      $       (1,200)
                                                            =============       ==============       ==============

Weighted average number of
shares outstanding                                              1,013,027            1,000,000            1,000,000
                                                            =============       ==============       ==============

Net loss per share - basic and diluted                      $       (00.0)      $       (.00.0)      $        (0.00)
                                                            =============       ==============       ==============

               See summary of significant accounting policies and
                  accompanying notes to financial statements.

                                        5

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)
                                              STATEMENTS OF STOCKHOLDERS' EQUITY

====================================================================================================================================

                                                            Common Stock       Additional         Deficit accumulated
                                                            ------------         Paid-In              during the
                                                        Shares        Amount     Capital           development stage       Total
------------------------------------------------------------------------------------------------------------------------------------

Balance, June 2, 2005 (inception)                          ---       $   ---   $       ---             $      ---      $        ---

Common shares issued to initial stockholders         1,000,000           100        24,900                    ---            25,000

Net loss for the period                                    ---           ---           ---                 (1,200)           (1,200)

------------------------------------------------------------------------------------------------------------------------------------
Balance, December 9, 2005                            1,000,000           100        24,900                 (1,200)           23,800

Net loss for the period                                    ---           ---           ---                    ---               ---

------------------------------------------------------------------------------------------------------------------------------------
Balance, March 31, 2006                              1,000,000           100        24,900                 (1,200)           23,800

Sale of 4,000,000 units, net of underwriters'
   discount and offering expenses (includes
   799,600 shares subject to possible conversion)    4,000,000           400    21,626,463                    ---        21,626,863

Proceeds subject to possible conversion of
   799,600 shares                                          ---           ---    (4,357,820)                   ---        (4,357,820)

Proceeds from issuance of underwriter
   purchase option                                         ---           ---           100                    ---               100

Proceeds from issuance of insider units                116,667            12       699,990                    ---           700,002

Net loss for the period                                    ---           ---           ---                    ---               ---

------------------------------------------------------------------------------------------------------------------------------------
Balance, April 13, 2006                              5,116,667           512   $17,993,633             $   (1,200)     $(17,992,945)
                                                     =========           ===   ===========             ==========      ============

               See summary of significant accounting policies and
                   accompanying notes to financial statements.

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)
                                                        STATEMENTS OF CASH FLOWS

====================================================================================================================================
                                                                             Period from         Period from         Period from
                                                                             June 2, 2005        June 2, 2005        June 2, 2005
                                                                            (inception) to      (inception) to      (inception) to
                                                                            April 13, 2006      March 31, 2006     December 9, 2005
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss; net cash used in operating activities                           $     (1,200)        $    (1,200)       $     (1,200)
                                                                             ------------         -----------        ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Cash held in Trust Account                                                 (21,815,002)                 --                  --
                                                                             ------------         -----------        ------------
      Net cash used in investing activities                                   (21,815,002)                 --                  --
                                                                             ------------         -----------        ------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Gross proceeds from initial public offering                                 24,000,000                  --                  --
   Proceeds from notes payable, stockholders                                       75,000              75,000              75,000
   Proceeds from issuance of shares of common stock to initial stockholders        25,000              25,000              25,000
   Proceeds from sale of insider units                                            700,002                  --                  --
   Proceeds from issuance of underwriter purchase option                              100                  --                  --
   Payment of costs of initial public offering                                 (2,271,137)            (98,330)            (87,848)
                                                                             ------------         -----------        ------------
      Net cash provided by financing activities                                22,528,965               1,670              12,152
                                                                             ------------         -----------        ------------

Net increase in cash                                                              712,763                 470              10,952
Cash at beginning of the period                                                        --                  --                  --
                                                                             ------------         -----------        ------------
Cash at end of the period                                                    $    712,763         $       470        $     10,952
                                                                             ============         ===========        ============

Supplemental disclosure of non-cash financing activities:

Accrued offering costs                                                            102,000              12,000              18,000
Fair value of underwriter purchase option                                         759,500                  --                  --

               See summary of significant accounting policies and
                   accompanying notes to financial statements

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

================================================================================

INCOME TAXES        The Company follows Statement of Financial Accounting
                    Standards No. 109 ("SFAS No. 109"), "Accounting for Income
                    Taxes" which is an asset and liability approach that
                    requires the recognition of deferred tax assets and
                    liabilities for the expected future tax consequences of
                    events that have been recognized in the Company's financial statements or tax returns. The Company has a net operating loss carryforward of approximately $1,200 available to
                    reduce any future income taxes. The tax benefit of this
                    loss, approximately $480, has been fully offset by a
                    valuation allowance due to the uncertainty of its
                    realization.

USE OF ESTIMATES    The preparation of financial statements in conformity with accounting principles generally accepted in the United
                    States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.
                    Actual results could differ from those estimates.

CASH AND CASH       The Company considers all highly liquid investments with
EQUIVALENTS         original maturities of three months or less to be cash
                    equivalents.

LOSS PER COMMON     Loss per share is computed by dividing net loss applicable
SHARE               to common stockholders by the weighted average number of
                    common shares outstanding for the period.

RECENTLY ISSUED     Management does not believe that any recently issued, but
ACCOUNTING          not yet effective, accounting standards, if currently
STANDARDS           adopted, would have a material effect on the accompanying
                    financial statements.

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

1. ORGANIZATION     Jaguar Acquisition Corporation (the "Company") was
   AND BUSINESS     incorporated in Delaware on June 2, 2005 as a blank check
   OPERATIONS       company whose objective is to acquire an operating business.

                    All activity from June 2, 2005 (inception) through April 13,
                    2006 relates to the Company's formation and initial public offering described below. The Company has selected March 31 as its fiscal year-end.

                    The registration statement for the Company's initial public offering ("Offering") was declared effective April 5, 2006.
                    The Company consummated the offering on April 13, 2006 and received net proceeds of approximately $21,600,000 (Note 2)
                    and $700,002 from the sale of Insider Units (Note 3). The
                    Company's management has broad discretion with respect to
                    the specific application of the net proceeds of this
                    Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward
                    consummating a business combination with an operating
                    business ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully
                    effect a Business Combination. An amount of $21,815,002
                    (including $700,002 of proceeds from the Insider Units
                    discussed in Note 3) is being held in an interest-bearing
                    trust account ("Trust Account") until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. The remaining net proceeds (not held in the
                    Trust Account) may be used to pay for business, legal and
                    accounting due diligence on prospective acquisitions and
                    continuing general and administrative expenses.

                    The Company, after signing a definitive agreement for the
                    acquisition of a target business, will submit such
                    transaction for stockholder approval. In the event that
                    stockholders owning 20% or more of the shares sold in the
                    Offering vote against the Business Combination and exercise their conversion rights described below, the Business
                    Combination will not be consummated.

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                    All of the Company's stockholders prior to the Offering,
                    including all of the officers and directors of the Company
                    ("Initial Stockholders"), have agreed to vote their
                    1,000,000 founding shares of common stock in accordance with the vote of the majority in interest of all other
                    stockholders of the Company ("Public Stockholders") with
                    respect to any Business Combination. After consummation of a
                    Business Combination, these voting safeguards will no longer be applicable.

                    With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the
                    Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days
                    prior to the consummation of the proposed Business
                    Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the
                    Proposed Offering. Accordingly, Public Stockholders holding
                    19.99% of the aggregate number of shares owned by all Public
                    Stockholders may seek conversion of their shares in the
                    event of a Business Combination. Such Public Stockholders
                    are entitled to receive their per share interest in the
                    Trust Account computed without regard to the shares held by
                    Initial Stockholders. Accordingly, a portion of the net
                    proceeds from the offering (19.99% of the amount held in the
                    Trust Account, $4,357,820) has been classified as common
                    stock subject to possible conversion in the accompanying
                    April 13, 2006 balance sheet.

                    The Company's Certificate of Incorporation provides for
                    mandatory liquidation of the Company in the event that the
                    Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or
                    24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of
                    liquidation, it is likely that the per share value of the
                    residual assets remaining available for distribution
                    (including Trust Account assets) will be less than the
                    initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note
                    2).

                                       10

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

2. INITIAL PUBLIC   On April 13, 2006, the Company sold 4,000,000 units
   OFFERING         ("Units") in the Offering. Each Unit consists of one share of the Company's common stock, $.0001 par value, and two
                    Redeemable Common Stock Purchase Warrants ("Warrants"). Each
                    Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00
                    commencing the later of the completion of a Business
                    Combination or one year from the effective date of the
                    Offering and expiring four years from the effective date of the Offering. The Warrants will be redeemable, upon prior
                    written consent of EarlyBirdCapital, Inc.
                    ("Representative"), at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30
                    trading day period ending on the third day prior to the date on which notice of redemption is given. The Company paid the underwriters in the Offering an underwriting discount of 7%
                    of the gross proceeds of the Offering and a non-accountable expense allowance of 1% of the gross proceeds of the
                    Offering.

                    In connection with the Offering, the Company also issued an option, for $100, to the Representative to purchase 350,000
                    Units at an exercise price of $9.10 per Unit. At March 31,
                    2006, the Company estimated that the fair value of this unit purchase option was approximately $766,500 ($2.19 per Unit)
                    using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the Representative
                    was estimated using the following assumptions: (1) expected volatility of 48.97%, (2) risk-free interest rate of 4.82%
                    and (3) expected life of 5 years. At April 5, 2006, the
                    Company estimated that the fair value of this unit purchase option was approximately $759,500 ($2.17 per Unit) using a
                    Black-Scholes option-pricing model. The fair value of the
                    unit purchase option granted to the Representative was
                    estimated using the following assumptions: (1) expected
                    volatility of 48.79%, (2) risk-free interest rate of 4.79%
                    and (3) expected life of 5 years. The Company accounted for the fair value of the unit purchase option as an expense of the public offering resulting in a charge directly to
                    stockholders' equity. The unit purchase option may be
                    exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the unit purchase option (the difference between the
                    exercise prices of the unit purchase option and the
                    underlying Warrants and the market price of the Units and
                    underlying securities) to exercise the unit purchase option without the payment of any cash. In addition, the warrants underlying such Units are exercisable at $5.00 per share.

                                       11

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

3. INSIDER UNITS    Simultaneously with the consummation of the Offering,
                    certain of the Initial Stockholders and their affiliates
                    purchased an aggregate of 116,667 Units ("Insider Units") at
                    $6.00 per unit (for an aggregate purchase price of $700,002)
                    privately from the Company. All of the proceeds received
                    from these purchases were placed in the Trust Account. The
                    Insider Units are identical to the Units offered in the
                    Offering except that the Warrants underlying such Units may be exercisable on a cashless basis so long as such Warrants are held by the Initial Stockholders or their affiliates.
                    Additionally, the purchasers have waived their right to
                    receive distributions upon the Company's liquidation prior to a Business Combination with respect to the securities
                    underlying these Insider Units. The purchasers have further agreed that the Insider Units and underlying securities will not be sold or transferred by them until after the Company has completed a Business Combination.

4. NOTES PAYABLE,   In June 2005, the Company issued an aggregate of $75,000
   STOCKHOLDERS     unsecured promissory notes to its Initial Stockholders. The notes are non interest-bearing and will be paid following
                    the consummation of the Offering from the net proceeds of
                    such Offering.

5. COMMITMENTS      The Company presently occupies office space provided by an affiliate of the Company's executive officers. Such
                    affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $3,750 per month for such services commencing after the Offering.

                    The Initial Stockholders will be entitled to registration
                    rights with respect to their founding shares pursuant to an agreement dated April 5, 2006. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing
                    three months prior to the third anniversary of the effective date of the Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on
                    registration statements filed subsequent to the third
                    anniversary of the effective date of the Offering.

6. PREFERRED STOCK  The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other
                    rights and preferences as may be determined from time to
                    time by the Board of Directors.

7. COMMON STOCK     Effective February 6, 2006, the Company's Board of Directors
                    authorized a stock dividend of approximately 0.333333 shares of

                                       12

                                                  JAGUAR ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                    common stock for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated
                    to reflect this transaction.

                    At April 13, 2006, 8,933,334 shares of common stock were
                    reserved for issuance upon exercise of redeemable warrants and the Representative's unit purchase option.

                                       13